Exhibit 10.2
As of January 28, 2008
Centex Corporation
2728 N. Harwood. 12th Floor
12th Floor
Dallas, TX 75201

Re:	Request for Waiver — Revolving Credit Facility
Ladies and Gentlemen:
Centex Corporation, a Nevada corporation (“Borrower”), certain Lenders (“Lenders”), and Bank of America, N.A., a national banking association, as Administrative Agent for the Lenders (“Administrative Agent") and as an L/C Issuer, have entered into that certain Credit Agreement dated as of July 1, 2005 (as modified, amended, renewed, extended, and restated from time to time, the “Credit Agreement”). Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.
The Credit Agreement requires that Borrower meet the following financial covenants (the “Financial Covenants”) as of the end of each fiscal quarter of Borrower: Section 9.12(a) (Leverage Ratio) and Section 9.12(b) (Minimum Tangible Net Worth). As a result of a recently modified interpretation of the standards regarding determination of valuation allowances as set forth in FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”), Borrower believes it may not have met one or more of the Financial Covenants solely for the fiscal quarter ended December 31, 2007, and solely if it is required to reduce its deferred tax assets by a valuation allowance under such modified interpretation of FAS 109 (the “Financial Covenant Non-Compliance”). As a result, Borrower has requested that Lenders waive any Potential Default or Event of Default arising solely as a result of the Financial Covenant Non-Compliance.
By execution of this letter in the space provided below, Lenders hereby waive the existence of the Financial Covenant Non-Compliance, any Potential Default or Event of Default created thereby, subject to the following terms and conditions:
     (a) after giving effect to this waiver letter, all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof as though made as of such date (unless they speak to a specific date or are based on facts which have changed by transactions expressly contemplated or permitted by the Credit Agreement);
     (b) after giving effect to this waiver letter, no Potential Default or Event of Default exists;
     (c) this letter shall have been executed by Borrower and by Lenders constituting the “Required Lenders;” and
Centex Waiver Letter:
Revolving Credit Facility

Centex Corporation
As of January 28, 2008

     (d) Administrative Agent shall have received, for the benefit of each Lender executing and delivering this letter, (i) a fee equal to the product of (x) the amount of such Lender’s Commitment on the effective date of, and after giving effect to, this Agreement, times (y) 0.05% and (ii) such other fees and expenses in such amounts and at such times as heretofore set forth in a letter agreement between Borrower, Administrative Agent and Banc of America Securities LLC, and as otherwise required under the Credit Agreement.
By execution of this letter in the space provided below, Borrower ratifies and confirms that the Credit Agreement and all other Loan Documents, and all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing, are and remain in full force and effect in accordance with their respective terms.
The waiver hereby granted by Lenders does not (a) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that any Credit Party may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, (b) impair any Credit Party’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents, and (c) does not extend to any other Loan Document. The Loan Documents continue to bind and inure to Borrower and the Credit Parties and their respective successors and permitted assigns.
This letter, when countersigned by all parties, shall be a “Loan Document” as defined and referred to in the Credit Agreement and the other Loan Documents, and may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This letter shall be governed by and construed in accordance with the laws of the State of Texas.
THIS LETTER, THE CREDIT AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
[Signature Pages Follow.]
Centex Waiver Letter:
Revolving Credit Facility

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)
Please execute a copy of this letter in the space provided below to acknowledge your agreement to the foregoing.

Sincerely,

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as an L/C Issuer and as a Lender

By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A. as Co-Syndication Agent, as an L/C Issuer, and as a Lender

By:	/s/ Brian McDougal
	Name:	Brian McDougal
	Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agent and as a Lender

By:	/s/ William McGinty
	Name:	William McGinty
	Title:	Senior Vice President

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender
By:	/s/ Marni McManus
	Name:	Marni McManus
	Title:	Vice President

BNP PARIBAS, as a Senior Managing Agent, as an L/C Issuer, and as, a Lender
By:	/s/ Walter Kaplan
	Name:	Walter Kaplan
	Title:	Managing Director

By:	/s/ Melissa Balley
	Name:	Melissa Balley
	Title:	Vice President

CALYON NEW YORK BRANCH, as a Senior Managing Agent and as a Lender
By:	/s/ Robert Smith
	Name:	Robert Smith
	Title:	Managing Director

By:	/s/ Brian Myers
	Name:	Brian Myers
	Title:	Managing Director

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Senior Managing Agent and as a Lender
By:	/s/ D. Barnell
	Name:	D. Barnell
	Title:	VP & Manager

LLOYDS TSB BANK PLC, as a Managing Agent and as a Lender
By:	/s/ Nicholas J. Bruce
	Name:	Nicholas J. Bruce
	Title:	Vice President & Manager Risk Management & Business Support B081

By:	/s/ Jonathan Smith
	Name:	Jonathan Smith
	Title:	Assistant Vice President Risk Management & Business Support S025

WACHOVIA BANK, NATIONAL ASSOCIATION, as Managing Agent and a Lender
By:	/s/ Kevin M. Cole, I
	Name:	Kevin M. Cole, I
	Title:	Assistant Vice President

COMERICA BANK, as an L/C Issuer and as a Lender
By:	/s/ Casey L. Stevenson
	Name:	Casey L. Stevenson
	Title:	Vice President

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

BARCLAYS BANK PLC, as Senior Managing Agent and a Lender
By:	/s/ Nicholas A. Bell
	Name:	Nicholas A. Bell
	Title:	Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

CITY NATIONAL BANK, a national banking association, as a Lender
By:	/s/ Xavier Barrera
	Name:	Xavier Barrera
	Title:	Vice President

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Morgan A. Lyons
	Name:	Morgan A. Lyons
	Title:	Vice President

US BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Timothy N. Scheer
	Name:	Timothy N. Scheer
	Title:	Vice President

COMPASS BANK, as a Lender
By:	/s/ Key Coker
	Name:	Key Coker
	Title:	Executive Vice President

MERRILL LYNCH BANK USA, as a Lender
By:	/s/ David Millett
	Name:	David Millett
	Title:	Vice President

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

NATIXIS (fka NATIXIS BANQUES POPULAIRES), as a Lender
By:	/s/ Marie-Edith Dugény
	Name:	Marie-Edith Dugény
	Title:	Managing Director

By:	/s/ Timothée Delpont
	Name:	Timothée Delpont
	Title:	Associate

FIRST HAWAIIN BANK, as a Lender
By:	/s/ George Leong
	Name:	George Leong
	Title:	Vice President

FIFTH THIRD BANK, as a Lender
By:	/s/ Christopher C. Motley
	Name:	Christopher C. Motley
	Title:	Vice President

SOCIETE GENERALE, as a Lender
By:	/s/ Milissa A. Goeden
	Name:	Milissa A. Goeden
	Title:	Director

SIGNATURE PAGE TO WAIVER LETTER (FAS 109)
AMONG CENTEX CORPORATION, AS BORROWER,
EACH LENDER THAT IS A PARTY THERETO,
AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS AN L/C LENDER
(CREDIT AGREEMENT DATED AS OF JULY 1, 2005)

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Jeff V. Aycock
	Name:	Jeff V. Aycock, CFA
	Title:	Senior Banker

LASALLE BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Mark W. Lariviere
	Name:	Mark W. Lariviere
	Title:	Senior Vice President

ACCEPTED AND AGREED TO THIS 28th DAY OF JANUARY, 2008:

CENTEX CORPORATION, as Borrower
By:	/s/ Gail M. Peck
	Name:	Gail M. Peck
	Title:	Vice President & Treasurer